Inventories	12 Months Ended
Dec. 31, 2017
Classes of current inventories [abstract]
Inventories
Inventories

	December 31, 2017	December 31, 2016
	$M	$M
Raw materials and consumables	31.0	28.3
Work in progress	28.1	30.5
Finished goods and goods for resale	23.1	23.7
	82.2	82.5

Inventories above are disclosed net of any provisions for obsolete and excess inventories. The provision against obsolete and excess inventories at December 31, 2017 was $8.4 million (2016: $6.5 million). The cost of inventories recognized as an expense during the year was $282.9 million (2016: $287.3 million). The cost of inventories written-off during 2017 was $1.6 million (2016: $0.1 million).